UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

MACY'S, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001

(Address of Principal Executive Offices)

(212) 494-1621

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01. Other Events.

On February 25, 2022, Macy’s, Inc. (“Macy’s”) announced that its wholly-owned subsidiary, Macy’s Retail Holdings, LLC (“MRH”), commenced an offer (the “Offer”) to purchase any and all of its outstanding (i) 6.65% Senior Secured Debentures due 2024, (ii) 6.7% Senior Secured Debentures due 2028, (iii) 8.75% Senior Secured Debentures due 2029, (iv) 7.875% Senior Secured Debentures due 2030, (v) 6.9% Senior Secured Debentures due 2032 and (vi) 6.7% Senior Secured Debentures due 2034 (collectively, the “Second Lien Notes”) for cash in an amount equal to 100% of the aggregate principal amount of such series of notes repurchased plus accrued and unpaid interest, if any, to, but excluding, the payment date (the “Purchase Price”). The Offer will constitute a “Collateral Offer” under the indenture governing the Second Lien Notes.

On February 22, 2022, the Second Lien Notes obtained Investment Grade Status (as defined in the indenture governing the Second Lien Notes). On and after the payment date with respect to the Offer, pursuant to the indenture governing the Second Lien Notes, the liens upon the collateral securing the Second Lien Notes that remain outstanding after the Offer will be released and such collateral will no longer secure such Second Lien Notes or any obligations under the indenture with respect to the Second Lien Notes, and the right of the holders of the Second Lien Notes and such obligations to the benefits and proceeds of any such Liens on the collateral will terminate and be discharged automatically and unconditionally with respect to such Second Lien Notes. The Offer is not conditioned upon the tender of a minimum principal amount of any series of Second Lien Notes.

This Current Report is neither an offer to purchase nor a solicitation of an offer to sell any Second Lien Notes. The Offer is made only pursuant to a separate offer to purchase.

On February 25, 2022, Macy’s issued a press release announcing the commencement of the Offer.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release of Macy’s Relating to the Offer dated February 25, 2022.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: February 25, 2022	By:	/s/ Elisa D. Garcia
	Name:	Elisa D. Garcia
	Title:	Executive Vice President, Chief Legal Officer and Secretary